SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 14, 2009

PAR PHARMACEUTICAL COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2009, the Board of Directors (the “Board”) of Par Pharmaceutical Companies, Inc. (the “Company”), upon the recommendation of the Company’s Compensation and Management Development Committee (the “Compensation Committee”), reviewed and approved annual cash bonuses (the “2009 Bonus Awards”) and annual salary increases to our executive officers (identified in the Company’s Proxy Statement filed on April 21, 2009) in recognition of the Company’s strong financial performance in 2009, both in terms of results of operations and stock price.

Under our annual incentive program, the Company provides an annual cash bonus opportunity to employees at the senior professional level and above to drive Company and individual performance.  Awards are contingent upon the achievement of performance goals that are set by the Compensation Committee at the beginning of the bonus year.  The “target” amount of each executive’s bonus award is set as a percentage of his or her base salary, and the actual bonus amount awarded (if any) varies, depending on the extent of achievement of the performance goals.  The 2009 Bonus Awards were contingent upon the achievement of the Company’s financial and strategic goals that were established by the Compensation Committee in February 2009.  Company financial goals were set to drive stock performance and consisted of targets for earnings per share, annual cost savings, gross margin percentage, return on capital, operational cash flow, capital plan and savings from mid-year organizational review.  Strategic goals were set to further promote Company performance, such as initiatives related to Company restructuring, product pipeline, and growth strategies.  In addition, individual performance goals for executive officers related to each executive’s responsibility for helping achieve the Company performance goals.  Because the Board determined that the Company materially exceeded the targeted financial and strategic goals for the year, the Board approved the following bonus awards for the executive officers:

Executive Officer	Position with the Company	Bonus Award	Bonus Award, as a Percent of Individual Bonus Target
Patrick G. LePore	Chairman, President and Chief Executive Officer	$1,400,000	175%
Thomas J. Haughey	Executive Vice President, Chief Administration Officer, General Counsel and Secretary	350,000	200%
Paul V. Campanelli	Executive Vice President; President, Generics Division	350,000	200%
John A. MacPhee	Executive Vice President; President, Strativa Pharmaceuticals	300,000	171%
Larry Kenyon	Executive Vice President and Chief Financial Officer	200,000	118%

In addition, the Board reviewed the executive officers’ base salaries, which have been frozen since 2007.  Upon the recommendation of the Compensation Committee, and based on the Company’s strong financial performance and achievement of its performance goals in 2009, the Board approved the following annual salary increases to our executive officers for the upcoming year:

Executive Officer	Position	Current Base Salary	2010 Base Salary	% Increase
Patrick G. LePore	Chairman, Chief Executive Officer and President	$800,000	$865,000	8.1%
Thomas J. Haughey	Executive Vice President, Chief Administration Officer, General Counsel and Secretary	350,000	395,000	12.9%
Paul V. Campanelli	Executive Vice President; President, Generics Division	350,000	395,000	12.9%
John A. MacPhee	Executive Vice President; President, Strativa Pharmaceuticals	350,000	375,000	7.1%
Lawrence A. Kenyon	Executive Vice President and Chief Financial Officer	340,000	350,000	2.9%

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  December 18, 2009

PAR PHARMACEUTICAL COMPANIES, INC.
(Registrant)

/s/ Thomas J. Haughey
Thomas J. Haughey, Executive Vice President
and General Counsel